EXHIBIT 99.1

WOMEN.COM AND EDIETS.COM OFFER WOMEN A "LOSING PROPOSITION"

Co-branded "Diet Center" Brings Personalized Weight-Loss Program to Visitors Interested in Maintaining a Healthy Lifestyle

SAN MATEO, Calif. and DEERFIELD BEACH, Fla. - July 17, 2000 - Women.com Networks, Inc., (NASDAQ: WOMN), the leading Internet destination for women and top 50 Internet property, and eDiets.com, Inc. (OTC BB: EDET), a leading online diet, fitness and counseling center, have teamed up to launch a co-branded "Diet Center" at www.women.com.

Expected to launch in July, 2000, the new "Diet Center" will integrate original content and tools from eDiets.com, including its personalized weight-loss, nutrition and exercise programs into the leading Women.com network. The parties entered a two-year, multi-million-dollar partnership to build the "Diet Center" of which eDiets.com is the exclusive content provider.

"We chose eDiets.com as a weight-loss partner for their truly realistic, personalized approach to health and weight management, that fits with our strategy to deliver information women want and need in a contextual environment throughout our network," said Jeff Bruce, VP, national advertising sales, Women.com. "The eDiets.com partnership and co-branded `Diet Center' broadens our efforts to provide customized information to our visitors, as well as leading news and information on health and fitness."

Developed by a team of licensed dietitians, psychologists and technicians, eDiets.com's weight-loss program provides subscribed members with professional advice and information unique to each subscriber's needs. Each eDiets.com member enjoys the convenience and privacy of 24/7 access to their personalized eDiets.com programs, which include customized weekly menus, recipes and grocery shopping lists, interactive tools, online meetings, support boards, chats, fitness tips, professional advice, and more through their desktop computers. Through the co-branded "Diet Center" on Women.com, visitors will also be able to register for the bi-weekly eDiets.com newsletter, news@eDiets.com, providing subscribers with a wealth of information relating to health, nutrition and fitness for achieving and maintaining a healthy lifestyle.

Each quarter, eDiets.com will design a special eDiets.com membership offer geared specifically to Women.com visitors. Additionally, in a highly

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integrated approach to reach the fast-growing female Internet audience,
eDiets.com will be featured in several Women.com newsletters and will occupy the anchor-sponsor position in five Women.com promotions and sweepstakes per year.

"Taking our unique and proven online program to a major women's destination was the most logical way to grow our business and reach our key demographic," said David Humble, chairman and CEO of eDiets.com. "In Women.com, we have found the perfect partner - eighty percent of their visitors are seeking diet and fitness information. With the new co-branded section, users will benefit from our program in a comfortable setting - a key ingredient to the success of any weight-loss program."

The new diet center is the first example of eDiets.com's planned strategy of developing co-branded "virtual diet centers" to be hosted by leading Internet destinations in the United States and Europe. Each co-branded "Diet Center" will leverage the loyalty of the host sites' audiences, adding additional content and services to the host and creating new customer bases for eDiets.com.

About Women.com

Among the top 50 Internet properties, Women.com WOMN is the leading women's Internet network offering programming, community, shopping and personalized services that are relevant, interesting and immediate to women online. Uniting the most popular brand names in the world, such as Cosmopolitan, Good Housekeeping, Redbook, Prevention and Harlequin, Women.com incorporates its assets into a network which is 100,000 pages deep and 18 topical channels wide. Voted "Best Fitness Hub" and "Best House & Home Hub" by Yahoo! Internet Life and named one of the "best fitness sites" by Health magazine, Women.com offers expert advice, in-depth information and unique services and tools to assist visitors in every area of their lives, from health to home, parenting to career. Founded in 1992, Women.com has offices in San Mateo and New York.

This announcement may contain forward looking statements about our revenues, earnings, margins, and other future plans and objectives. These statements are subject to risks and uncertainties that could cause our actual results

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to vary materially from the results and objectives discussed in the forward looking statements. Among the factors that could cause actual results to differ are: increased competition from other web sites offering similar content, unexpected problems with our computer infrastructure that affect the delivery of our content, effectiveness of our marketing and advertising programs, market acceptance of our content and services, and other factors that may influence future business and financial results, including those set forth in the Women.com Networks Annual Report on Form 10-K for the year ended December 31, 1999 filed with the Securities and Exchange Commission. All forward-looking statements are based on the information available to Women.com Networks on the date hereof, and Women.com Networks assumes no obligation to update such statements.

About eDiets.com

eDiets.com, Inc. (OTC BB: EDET), founded in 1996 and with a community of over
1.8 million newsletter subscribers, is the leading online diet center. The Company has earned category leader status pursuant to the 1997 introduction of personalized diet programs based on individualized responses to a comprehensive online personal profile questionnaire, which elicits information regarding weight-loss goals, lifestyle, food preferences and/or restrictions, pertinent medical conditions, fitness level and attitude. eDiets.com members enjoy the benefits of a "virtual dietitian" that creates customized weekly meal plans, daily checklists, and grocery shopping lists, and provides both on and offline support. eDiets.com also issues one of the Internet's most popular health and diet newsletters, news@eDiets.com, to over 1.8 million subscribers. eDiets.com was named a Forbes "Best of the Web" fitness and nutrition Web site by Forbes magazine for the year 2000.

Headquartered in Deerfield Beach, Florida, eDiets.com's management team consists of licensed dietitians and psychologists, a technical staff, and an experienced corporate organization.

Note to editors: For company or program information, contact eDiets.com, Merilee Kern, Marketing Communications Manager, 3938 Windansea Street, Las Vegas, NV 89147, (702) 562-0064. Readers can also access our Web site at http://www.eDiets.com.

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Certain statements made herein that use the words "estimate", "project",
"intend", "expect", "believe" and similar expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks and uncertainties which could cause the actual results, performance or achievements of the Company to be materially different from those which may be expressed or implied by such statements. These risks and uncertainties include, among others, changes in general economic and business conditions, changes in product acceptance by consumers, effectiveness of sales and marketing efforts, loss of market share and pressure on prices resulting from competition, and inability to obtain sufficient financing. For additional information regarding these and other risks and uncertainties associated with eDiets.com business, reference is made to the prospectus in the Registration Statement on Form SB-2 and other reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements are current only as of the date on which such statements are made. The Company does not undertake any obligation to publicly update any forward-looking statements.

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Jason Schlossberg | Middleberg Euro rscg | 212.699.2564

" Communications for the New Economy "

http://www.middleberg.com